Exhibit 99.1

For Release 7:00 a.m. (EDT)

May 29, 2024

Surmodics Enters into Definitive Agreement to be Acquired by GTCR for $43.00 Per

Share in Cash, Representing an Approximate Equity Value of $627 Million

Eden Prairie, Minn. — May 29, 2024 — Surmodics, Inc. (Nasdaq: SRDX), a provider of medical device and in vitro diagnostic technologies to the healthcare industry, today announced that it has entered into a definitive agreement to be acquired by GTCR, a leading private equity firm with a long track record of investment expertise across healthcare and healthcare technology.

Under the terms of the agreement, affiliates of GTCR will acquire all outstanding shares of Surmodics. Surmodics shareholders will receive $43.00 per share in cash, for a total equity valuation of approximately $627 million. The per-share acquisition price represents a 41.1% premium to Surmodics’ 30-trading day volume-weighted average closing price through May 28, 2024. Surmodics’ Board of Directors has unanimously approved the transaction and resolved to recommend that stockholders vote in favor of the transaction.

“We are pleased to announce this transaction, which enables Surmodics shareholders to realize immediate value creation with a substantial premium, reflecting the significant progress and important achievements made by our employees,” said Gary Maharaj, President and CEO of Surmodics, Inc. “GTCR is an ideal partner for Surmodics, given its extensive history and deep domain expertise in the Healthcare sector, and I am confident that this transaction will position the company to continue to deliver compelling benefits for physicians, patients and customers going forward.”

“With its longstanding, blue chip customer relationships and a rich history of developing medical technologies that deliver enhanced performance and improved clinical outcomes, Surmodics is well-positioned for attractive, long-term growth and value creation,” said Sean Cunningham, Managing Director and Head of Healthcare at GTCR. “We look forward to partnering with the Surmodics team to continue to expand the company’s offering and broaden its reach.”

The transaction is expected to close in the second half of calendar year 2024, subject to customary closing conditions, including approval by Surmodics shareholders and required regulatory approval. It will be financed through a combination of committed equity from funds affiliated with GTCR and committed debt financing. Upon completion of the transaction, Surmodics will be a privately held company and its common stock will no longer be listed on The Nasdaq Stock Exchange.

Additional Information About This Transaction and Where to Find It

In connection with the proposed transaction, Surmodics plans to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Surmodics will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed transaction. These documents will contain important information about Surmodics and the proposed transaction, and investors should carefully read the proxy statement and any other relevant documents that Surmodics files with the SEC when they become available before making any voting decision. The proxy statement, any other relevant documents, and all other materials filed with the SEC concerning Surmodics will be available free of charge via the SEC’s website (https://www.sec.gov/edgar/searchedgar/companysearch) and the Surmodics website (https://surmodics.gcs-web.com/sec-filings). In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Surmodics, Inc., Investor Relations, 9924 West 74th Street Eden Prairie, MN, 55344.

Advisors

Jefferies LLC served as financial advisor to Surmodics and Faegre Drinker Biddle & Reath LLP provided legal counsel. Kirkland & Ellis LLP and Cleary Gottlieb Steen & Hamilton LLP provided legal counsel and Goldman Sachs & Co. LLC served as financial advisor to GTCR.

No Offer or Solicitation; Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Surmodics, its directors and executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the proposed transaction, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in Surmodics’ Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the SEC on November 22, 2023, and the definitive proxy statement for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on December 18, 2023. To the extent Surmodics’ directors and executive officers or their holdings of Surmodics securities have changed from the amounts disclosed in those filings, to Surmodics’ knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These are (or, when filed, will be) available free of charge via the SEC’s website (https://www.sec.gov/edgar/searchedgar/companysearch) and the Surmodics website (https://surmodics.gcs-web.com/sec-filings).

Safe Harbor for Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the proposed transaction, including the risks that (a) the proposed transaction may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Act, (d) other conditions to the consummation of the proposed transaction under the merger agreement may not be satisfied, (e) all or part of GTCR’s financing may not become available, and (f) the significant limitations on remedies contained in the merger agreement may limit or entirely prevent Surmodics from specifically enforcing GTCR’s obligations under the merger agreement or recovering damages for any breach by GTCR; (2) the effects that any termination of the merger agreement may have on Surmodics or its business, including the risks that (a) Surmodics’ stock price may decline significantly if the proposed transaction is not completed, or (b) the merger agreement may be terminated in circumstances requiring Surmodics to pay GTCR a termination fee of $20,380,000; (3) the effects that the announcement or pendency of the proposed transaction may have on Surmodics and its business, including the risks that as a result (a) Surmodics’ business, operating results or stock price may suffer, (b) Surmodics’ current plans and operations may be disrupted, (c) Surmodics’ ability to retain or recruit key employees may be adversely affected, (d) Surmodics’ business relationships (including, customers, franchisees and suppliers) may be adversely affected, or (e) Surmodics’ management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Surmodics’ ability to operate its business, return capital to shareholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Surmodics and others; (6) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of Surmodics’ Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the SEC on November 22, 2023, as updated or supplemented by subsequent reports that Surmodics has filed or files with the SEC. Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither GTCR nor Surmodics assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

About Surmodics, Inc.

Surmodics, Inc. is a leading provider of performance coating technologies for intravascular medical devices and chemical and biological components for in vitro diagnostic immunoassay tests and microarrays. Surmodics also develops and commercializes highly differentiated vascular intervention medical devices that are designed to address unmet clinical needs and engineered to the most demanding requirements. This key growth strategy leverages the combination of the company’s expertise in proprietary surface modification and drug-delivery coating technologies, along with its device design, development and manufacturing capabilities. The company’s mission is to improve the detection and treatment of disease. Surmodics is headquartered in Eden Prairie, Minnesota. For more information, visit www.surmodics.com. The content of Surmodics’ website is not part of this press release or part of any filings that the company makes with the SEC.

About GTCR

Founded in 1980, GTCR is a leading private equity firm that pioneered The Leaders Strategy™ – finding and partnering with management leaders in core domains to identify, acquire and build market-leading companies through organic growth and strategic acquisitions. GTCR is focused on investing in transformative growth in companies in the Business & Consumer Services, Financial Services & Technology, Healthcare and Technology, Media & Telecommunications sectors. Since its inception, GTCR has invested more than $25 billion in over 280 companies, and the firm currently manages $40 billion in equity capital. GTCR is based in Chicago with offices in New York and West Palm Beach. For more information, please visit www.gtcr.com.

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Surmodics Investor Inquiries:

Jack Powell, Investor Relations

ir@surmodics.com

GTCR Media Contact:

Andrew Johnson, Chief Marketing & Communications Officer

andrew.johnson@gtcr.com